Exhibit 10.1
EXECUTION COPY
8,000,000 shares
Gartner, Inc.
Common Stock
UNDERWRITING AGREEMENT
February 17, 2011
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010-3629
Goldman, Sachs & Co.
200 West Street
New York, NY 10282
Dear Sirs:
     1. Introductory. ValueAct Capital Master Fund, L.P., a limited partnership organized under the laws of the British Virgin Islands (the “Selling Stockholder”), agrees with the several Underwriters named in Schedule A hereto (the “Underwriters”) to sell to the Underwriters an aggregate of 8,000,000 outstanding shares of common stock, $0.0005 par value per share (“Securities”), of Gartner, Inc., a Delaware corporation (the “Company”) (such 8,000,000 shares of Securities being hereinafter referred to as the “Firm Securities”). The Selling Stockholder also agrees with the Underwriters to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,200,000 additional outstanding shares (the “Optional Securities”) of the Securities, as set forth below. The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities”.
     2. Representations and Warranties of the Company and the Selling Stockholder. (a) The Company represents and warrants to, and agrees with, the Underwriters that:

     (i) Filing and Effectiveness of Registration Statement; Certain Defined Terms. The Company has filed with the Commission a registration statement on Form S-3ASR (No. 333-172266), including a related prospectus or prospectuses, covering the registration of the Offered Securities under the Act, which has become effective. “Registration Statement” at any particular time means such registration statement in the form then filed with the Commission, including any amendment thereto, any document incorporated by reference therein and all 430B Information and all 430C Information with respect to such registration statement, that in any case has not been superseded or modified. “Registration Statement” without reference to a time means the Registration Statement as of the Effective Time. For purposes of this definition, 430B Information shall be considered to be included in the Registration Statement as of the time specified in Rule 430B.
     (ii) For purposes of this Agreement:
     “430B Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430B(e) or retroactively deemed to be a part of the Registration Statement pursuant to Rule 430B(f).
     “430C Information” means information included in a prospectus then deemed to be a part of the Registration Statement pursuant to Rule 430C.
     “Act” means the Securities Act of 1933, as amended.
     “Applicable Time” means 4:45 p.m. (Eastern time) on the date of this Agreement.
     “Closing Date” has the meaning defined in Section 3 hereof.
     “Commission” means the Securities and Exchange Commission.
     “Effective Time” of the Registration Statement relating to the Offered Securities means the time of the first contract of sale for the Offered Securities.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Final Prospectus” means the Statutory Prospectus that discloses the public offering price, other 430B Information and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Act.
     “General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being so specified in Schedule B to this Agreement.
     “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).
     “Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus.
     “Rules and Regulations” means the rules and regulations of the Commission.
     “Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and the rules of the New York Stock Exchange (“Exchange Rules”).
     “Statutory Prospectus” with reference to any particular time means the prospectus relating to the Offered Securities that is included in the Registration Statement immediately prior to that time, any document incorporated by reference therein and all 430B Information and all 430C Information with respect to such registration statement, that in any case has not been superseded or modified. For purposes of the foregoing definition, 430B Information shall be considered to be included in the Statutory Prospectus only as of the actual time that a form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b) and not retroactively.
     Unless otherwise specified, a reference to a “Rule” is to the indicated rule under the Act.
     (iii) General Disclosure Package. As of the Applicable Time, neither (i) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time and the preliminary prospectus supplement, dated February 15, 2011 (including any document incorporated by reference therein as of the Applicable Time), including the base prospectus, dated February 15, 2011 (which is the most recent Statutory Prospectus distributed to investors generally), and the other information, if any, stated in Schedule B to this Agreement to be included in the General Disclosure Package, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company specifically for use therein by (x) the Selling Stockholder, it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the information described as such in Section 8(b) and (y) the Underwriters, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 8(c).

     (iv) Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Company notified or notifies the Underwriters as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify the Underwriters and (ii) the Company has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
     (v) Automatic Shelf Registration Statement.
(1)	(i) Well-Known Seasoned Issuer Status. (A) At the time of initial filing of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Offered Securities in reliance on the exemption of Rule 163, the Company was a “well known seasoned issuer” as defined in Rule 405, including not having been an “ineligible issuer” as defined in Rule 405;

(2)	Effectiveness of Automatic Shelf Registration Statement. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, that initially became effective on February 15, 2011. If immediately prior to the Renewal Deadline (as hereinafter defined), any of the Offered Securities remain unsold by the Underwriters, the Company will prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Offered Securities, in a form satisfactory to the Underwriters. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Offered Securities, in a form satisfactory to the Underwriters, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the expired registration statement relating to the Offered Securities. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be. “Renewal Deadline” means the third anniversary of the initial effective time of the Registration Statement;
(3)	Eligibility to Use Automatic Shelf Registration Form. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to use of the automatic shelf registration statement form. If at any time when Offered Securities remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Underwriters, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Offered Securities, in a form satisfactory to the Underwriters, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (iv) promptly notify the Underwriters of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Offered Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be;

(4)	Filing Fees. The Company has paid or shall pay the required Commission filing fees relating to the Offered Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r); and

(5)	No Stop Order. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act.
     (vi) Ineligible Issuer Status. At (i) the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Offered Securities and (ii) the date of this Agreement, the Company was not and is not an “ineligible issuer,” as defined in Rule 405.
     (vii) Compliance with Securities Act Requirements. (i) (A) At the time the Registration Statement initially became effective, (B) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post effective amendment, incorporated report or form of prospectus), (C) at the Effective Time relating to the Offered Securities and (D) on the Closing Date, the Registration Statement conformed and will conform in all material respects to the applicable requirements of the Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) (A) on its date, (B) at the time of filing the Final Prospectus pursuant to Rule 424(b) and (C) on the Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company specifically for use therein by (x) the Selling Stockholder, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof or (y) the Underwriters, it being understood and agreed that the only such information is that described as such in Section 8(c) hereof.
     (viii) Incorporated Documents. The documents incorporated by reference in the Registration Statement and the Statutory Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters for use therein or by a Selling Stockholder expressly for use in the preparation of the information in the Base Prospectus and the Prospectus under the caption “Selling Stockholder;” and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule B hereto.
     (ix) Subsidiaries. Each of the Company’s subsidiaries that have either (i) total assets that exceed 10 percent of the total assets of the Company and its subsidiaries, on a consolidated basis, as of December 31, 2010, or (ii) total revenues that exceed 10 percent of the total revenues of the Company and its subsidiaries, on a consolidated basis, for the year ended December 31, 2010, is herein referred to as a “Subsidiary” and collectively as the “Subsidiaries.” Neither the Company nor any of its Subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package and the Final Prospectus any loss or interference with its business that is material to the Company and its Subsidiaries, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package; and there has not been any Material Adverse Effect (as defined below), otherwise than as set forth or contemplated in the General Disclosure Package.
     (x) Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the General Disclosure Package or such as do not affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries, except for such defects and interferences as would not have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to the Company and its Subsidiaries, taken as a whole, and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.
     (xi) Good Standing of the Company and the Subsidiaries. The Company and the Subsidiaries have been duly incorporated or formed, as the case may be, and are validly existing as a corporation, limited liability company, limited partnership, limited company or other corporate entity as the case may be, in good standing under the laws of each of their respective jurisdictions of incorporation or organization, as the case may be, with power and authority (corporate and other) to own their properties and conduct their business as described in the General Disclosure Package and the Final Prospectus, and

have been duly qualified as a foreign corporation, limited liability company, limited partnership, limited company or other corporate entity as the case may be, for the transaction of business and are in good standing under the laws of each other jurisdiction in which they own or lease properties or conduct any business so as to require such qualification, or are subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure to be so qualified or have such power or authority would not result in a Material Adverse Effect. A “Material Adverse Effect” shall mean any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries, taken as a whole or in its ability to consummate the transactions contemplated by this Agreement and the Company Purchase Agreement (as defined below).
     (xii) Absence of Defaults and Conflicts Resulting from Transaction. The compliance by the Company with this Agreement and the agreement, dated February 14, 2011, between the Company and the Selling Stockholder, respecting the purchase of 500,000 Securities by the Company from the Selling Stockholder (the “Company Purchase Agreement”) and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) the Certificate of Incorporation or By-laws of the Company or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, with respect to clauses (i) and (iii), as would not have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement and the Company Purchase Agreement except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.
     (xiii) Absence of Existing Defaults and Conflicts. Neither the Company nor any of its Subsidiaries is in violation of its (i) Certificate of Incorporation or Bylaws or (ii) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, with respect to clause (ii), as would not have Material Adverse Effect.

     (xiv) Accurate Disclosure. The statements set forth in the General Disclosure Package and the Final Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Securities, and under the caption “Underwriting”, insofar as they purport to describe the documents referred to therein, are accurate, complete and fair in all material respects.
     (xv) Litigation. Other than as set forth in the General Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.
     (xvi) Investment Company Act. The Company is not an “investment company” as defined in the Investment Company Act of 1940 (the “Investment Company Act”).
     (xvii) Internal Controls and Compliance with the Sarbanes-Oxley Act.
(1)	KPMG LLP, which has certified certain financial statements of the Company and its subsidiaries, and have audited the Company’s internal control over financial reporting and management’s assessment thereof are an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(2)	The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(3)	Since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and
(4)	The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.
     (xviii) Offered Securities. The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; the authorized equity capitalization of the Company is as set forth in the General Disclosure Package; all outstanding shares of capital stock of the Company (including the Offered Securities) are validly issued, fully paid and nonassessable, conform in all material respects to the information in the General Disclosure Package and to the description of such Offered Securities contained in the Final Prospectus; the stockholders of the Company have no preemptive rights with respect to the Securities; and none of the outstanding shares of capital stock of the Company have been issued in violation of any preemptive or similar rights of any security holder.
     (xix) Registration Rights. Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act. (collectively, “registration rights”), and any person to whom the Company has granted registration rights has agreed not to exercise such rights until after the expiration of the Lock-Up Period referred to in Section 5(j) hereof.
     (xx) Listing. The Offered Securities are listed on the New York Stock Exchange.
     (xxi) Authorization of Agreements. This Agreement and the Company Purchase Agreement have been duly authorized, executed and delivered by the Company. The Company Purchase Agreement is enforceable against the Company in accordance with its terms.

     (xxii) Absence of Manipulation. The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.
     (xxiii) Financial Statements. The financial statements included in the Registration Statement and the General Disclosure Package present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis. No other financial statements are required to be filed or included in the Registration Statement.
     (xxiv) No Material Adverse Change in Business. Except as disclosed in the General Disclosure Package, since the end of the period covered by the latest audited financial statements included in the General Disclosure Package (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole, that is material and adverse, (ii) except as disclosed in or contemplated by the General Disclosure Package, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (iii) except as disclosed in or contemplated by the General Disclosure Package, there has been no material adverse change in the capital stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and its subsidiaries.
     (xxv) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor any director or officer nor, to the knowledge of the company, any employee, agent or other person associated with or acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, (clauses (i) through (iv), collectively, “Unlawful Payments”).
     (xxvi) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and, to the knowledge of the Company, the applicable money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”). No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
     (xxvii) Compliance with OFAC. None of the Company, any of its subsidiaries or any director, officer, or affiliate, or, to the knowledge of the Company, any employee, agent or other person associated with or acting on behalf of the Company or any of its subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”).
     (xxviii) Compliance Policies. The Company has in place policies and procedures reasonably designed to ensure that (i) no Unlawful Payments are made by or on behalf of the Company or any of its subsidiaries, (ii) the Company and its subsidiaries conduct operations in compliance in all material respects with applicable Money Laundering Laws and (iii) no funds of the Company or any of its subsidiaries are used for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (xxix) Projections. The projections, estimates, forecasts and forward-looking guidance (collectively, the “Projections”) included in the Company’s Current Report on Form 8-K, including Exhibit 99.1 thereto, filed with the Securities and Exchange Commission on February 16, 2011, including without limitation the items circled on Exhibit A to the certificate delivered to the Underwriters by the Company’s Chief Financial Officer on each Closing Date, have been prepared by the Company in good faith based on (a) principles consistent with the Company’s internal models and with the past practices of the Company with respect to its publicly announced projections, estimates, forecasts and forward-looking guidance, (b) assumptions that are reasonable at the time the applicable Projections were made and on the date hereof, (c) to the knowledge of the Company, the best information reasonably available to the Company at the time the applicable Projections were made and on the date hereof and (d) to the extent the Projection relates to GAAP financial measures, accounting principles applied on a basis substantially consistent with that of the historical consolidated audited financial statements of the Company. Each Projection represents the Company’s current good faith estimate of the Company’s future performance for the period stated therein.
     (xxx) Fees and Expenses. All fee sharing or reimbursement agreements between the Company and the Selling Stockholder relating to fees and expenses arising from the transactions contemplated by this Agreement have been accurately disclosed in the General Disclosure Package and the Prospectus.
     (b) The Selling Stockholder represents and warrants to, and agrees with, the Underwriters that:

     (i) Absence of Further Requirements. All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement and the Company Purchase Agreement, and for the sale and delivery of the Securities to be sold by the Selling Stockholder hereunder and thereunder, have been obtained; and the Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Securities to be sold by the Selling Stockholder hereunder.
     (ii) Absence of Defaults and Conflicts Resulting from Transaction. The sale of the Securities to be sold by the Selling Stockholder hereunder and under the Company Purchase Agreement and the compliance by the Selling Stockholder with all of the provisions herein and therein and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation, in any material respect, of any of the terms or provisions of, or constitute a material default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder are subject, nor will such action result in any violation of the provisions of the Selling Stockholder’s Amended and Restated Articles of Partnership or Memorandum of Partnership or any material violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder.
     (iii) Title to Securities. The Selling Stockholder has, and immediately prior to the Closing Date the Selling Stockholder will have, good and valid title to the Securities to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Securities and payment therefor pursuant hereto, good and valid title to such Securities, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriters.
     (iv) Absence of Manipulation. The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
     (v) Compliance with Securities Act Requirements. (i) (A) At the time the Registration Statement initially became effective, (B) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether by post effective amendment, incorporated report or form of prospectus), (C) at the Effective Time relating to the Offered Securities and (D) on the Closing Date the Registration Statement conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) on its date, at the time of filing of the Final Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Time of the Additional Registration Statement in which the Final Prospectus is included, and on each Closing Date, the Final Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The preceding sentence shall only apply to statements in or omissions from any such document based upon written information furnished to the Company by the Selling Stockholder specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(b) hereof.
     (vi) Good Standing of the Selling Stockholder. The Selling Stockholder has been duly formed and is validly existing as a limited partnership, in good standing under the laws of the British Virgin Islands, with power and authority (limited partnership and other) to own its properties and conduct its business as currently conducted, and has been duly qualified as a limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or are subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction, except where the failure to be so qualified or have such power or authority would not result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners’ capital or results of operations of the Selling Stockholder or in its ability to consummate the transactions contemplated by this Agreement and the Company Purchase Agreement.
     (vii) Authorization of Agreements. This Agreement and the Company Purchase Agreement have been duly authorized, executed and delivered by the Selling Stockholder, and the Company Purchase Agreement is enforceable against the Selling Stockholder in accordance with its terms.
     (viii) No Finder’s Fee. Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Selling Stockholder and any person that would give rise to a valid claim against the Selling Stockholder or the Underwriters for a brokerage commission, finder’s fee or other like payment in connection with this offering.
     (ix) Fees and Expenses. All fee sharing or reimbursement agreements between the Company and the Selling Stockholder relating to fees and expenses arising from the transactions contemplated by this Agreement have been accurately disclosed in the General Disclosure Package and the Prospectus.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Selling Stockholder agrees to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder, at a purchase price equal to $34.435 per share, the respective number of shares of Firm Securities set forth opposite the name of such Underwriter in Schedule A hereto.
     The Selling Stockholder shall deliver the Firm Securities to or as instructed by the Underwriters, in a form reasonably acceptable to the Underwriters, through the facilities of The Depository Trust & Clearing Corporation (“DTC”) for the account of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer of Federal (same day) funds to an account at BNP Paribas or another bank acceptable to the Underwriters designated in writing by the Selling Stockholder to the Underwriters at 10:00 a.m., New York time, on February 24, 2011, or at such other time not later than seven full business days thereafter as the Underwriters and the Selling Stockholder determine, such time being herein referred to as the “First Closing Date”. For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates evidencing the Offered Securities so to be delivered (if such Offered Securities are in certificated form), or, if such Offered Securities are uncertificated, records of DTC evidencing the Offered Securities so to be delivered, will be made available for checking at the above office of Skadden, Arps, Slate, Meagher & Flom LLP at least 24 hours prior to the Closing Date.
     In addition, upon written notice from the Underwriters given to the Company and the Selling Stockholder not more than 30 days subsequent to the date of the Final Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Stockholder agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters, severally and not jointly, agree to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter’s name bears to the total number of shares of Firm Securities (subject to adjustment by Credit Suisse Securities (USA) LLC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised at one time only and may be surrendered and terminated at any time upon notice by the Underwriters to the Company and the Selling Stockholder.
     The time for the delivery of and payment for the Optional Securities, being herein referred to as the “Optional Closing Date”, which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Underwriters but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Selling Stockholder will deliver the Optional Securities being purchased on the Optional Closing Date to or as instructed by the Underwriters, through the facilities of DTC, for the accounts of the several Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer of Federal (same-day) funds to an account at BNP Paribas or another bank acceptable to the Underwriters designated in writing by the Selling Stockholder to the Underwriters. The certificates evidencing the Offered Securities so to be delivered (if such Offered Securities are in certificated form) or, if such Offered Securities are uncertificated, records of DTC evidencing the Offered Securities so to be delivered will be made available for checking at the above office of Skadden, Arps, Slate, Meagher & Flom LLP at least 24 hours prior to the Closing Date.
     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Final Prospectus.
     5. Certain Agreements of the Company and the Selling Stockholder. The Company and, to the extent applicable, the Selling Stockholder agree with the several Underwriters, and the Company, to the extent applicable, agrees with the Selling Stockholder, that:
     (a) Additional Filings. The Company has filed or will file each Statutory Prospectus (including the Final Prospectus) pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and consented to by the Underwriters, subparagraph (5)) not later than the second business day following the earlier of the date it is first used or the execution and delivery of this Agreement. The Company has complied and will comply with Rule 433.
     (b) Filing of Amendments: Response to Commission Requests. The Company will promptly advise the Underwriters and the Selling Stockholder of any proposal to amend or supplement the Registration Statement or any Statutory Prospectus at any time and will offer the Underwriters a reasonable opportunity to comment on any such amendment or supplement; and the Company will also advise the Underwriters promptly of (i) the effectiveness of any Additional Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement), (ii) any amendment or supplementation of a Registration Statement or any Statutory Prospectus, (iii) any request by the Commission or its staff for any amendment to the Registration Statement, for any supplement to any Statutory Prospectus or for any additional information, (iv) the institution by the Commission of any stop order proceedings in respect of the Registration Statement or the threatening of any proceeding for that purpose, and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

     (c) Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Act by any Underwriter or dealer, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act, the Company will promptly notify the Underwriters of such event and will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriters and the dealers and any other dealers upon request of the Underwriters, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. The Underwriters’ delivery of any such amendment or supplement shall not constitute a consent to or waiver of any of the conditions set forth in Section 7 hereof.
     (d) Rule 158. As soon as practicable, but not later than 16 months, after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the date of this Agreement and satisfying the provisions of Section 11(a) of the Act and Rule 158.
     (e) Furnishing of Prospectuses. The Company will furnish to the Underwriters copies of the Registration Statement, including all exhibits, any Statutory Prospectus, the Final Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters reasonably request. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.
     (f) Blue Sky Qualifications. The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Underwriters designate and will continue such qualifications in effect so long as required for the distribution.
     (g) Reporting Requirements. During the period of five years hereafter, the Company will furnish to the Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Underwriters (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Underwriters may reasonably request. However, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), it is not required to furnish such reports or statements to the Underwriters.
     (h) Payment of Expenses. The Selling Stockholder will pay, and the Company acknowledges that the Selling Stockholder will pay, all expenses incident to the performance of the Selling Stockholder’s and the Company’s obligations under this Agreement, including but not limited to fees and expenses of the Company’s counsel and independent registered public accounting firm, any filing fees and other expenses incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as the Underwriters designate and the preparation and printing of memoranda relating thereto (including filing fees and expenses of counsel for the Underwriters relating to such qualification), costs and expenses related to the review (if any) by the Financial Industry Regulatory Authority, Inc. of the Offered Securities (including filing fees and expenses of counsel for the Underwriters relating to such review), costs and expenses relating to investor presentations or any “road show” in connection with the offering and sale of the Offered Securities including, without limitation, any travel expenses of the Company’s officers and employees and any other expenses of the Company including the chartering of airplanes, fees and expenses incident to listing the Offered Securities on the New York Stock Exchange, American Stock Exchange, NASDAQ Stock Market and other national and foreign exchanges, fees and expenses in connection with the registration of the Offered Securities under the Exchange Act, any transfer taxes on the sale by the Selling Stockholder of the Offered Securities to the Underwriters and expenses incurred in distributing preliminary prospectuses and the Final Prospectus (including any amendments and supplements thereto) to the Underwriters and for expenses incurred for preparing, printing and distributing any Issuer Free Writing Prospectuses to investors or prospective investors; provided, however, except as set forth in this Agreement, the Underwriters shall pay their own costs and expenses, including the fees of their counsel.
     (i) Absence of Manipulation. The Company and the Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Securities.
     (j) Restriction on Sale of Securities by Company. For the period specified below (the “Lock-Up Period”), the Company will not, directly or indirectly, take any of the following actions with respect to its Securities or any securities convertible into or exchangeable or exercisable for any of its Securities (“Lock-Up Securities”): (i) offer, sell, issue, contract to sell, pledge or otherwise dispose of Lock-Up Securities, (ii) offer, sell, issue, contract to sell, contract to purchase or grant any option, right or warrant to purchase Lock-Up Securities, (iii) enter into any swap, hedge or any other agreement that transfers, in whole or in part, the economic consequences of ownership of Lock-Up Securities, (iv) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (v) file with the Commission a registration statement under the Act relating to Lock-Up Securities, or publicly disclose the intention to take any such action, without the prior written consent of Credit Suisse, except grants of stock options, common stock equivalents (“CSEs”), restricted stock units (“RSUs”), stock appreciation rights (“SARs”) and restricted stock pursuant to the terms of a plan in effect on the date hereof as described in the General Disclosure Package or issuances of Lock-Up Securities in the ordinary course of business pursuant to the exercise, conversion or vesting of stock options, CSEs, RSUs and SARs outstanding on the date hereof granted under such plans. The initial Lock-Up Period will commence on the date hereof and continue for 30 days after the date hereof or such earlier date that Credit Suisse consents to in writing.

     6. Free Writing Prospectuses. (a) Issuer Free Writing Prospectuses. The Company and the Selling Stockholder represent and agree that, unless they obtain the prior consent of the Underwriters, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Underwriters, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Underwriters is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.
     7. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on the Optional Closing Date will be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholder herein (as though made on such Closing Date), to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their obligations hereunder and to the following additional conditions precedent:
     (a) Accountants’ Comfort Letter. The Underwriters shall have received letters, dated, respectively, the date hereof and each Closing Date, of KPMG LLP confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Securities Laws and substantially in the form of Schedule C hereto (except that, in any letter dated a Closing Date, the specified date referred to in Schedule C hereto shall be a date no more than three days prior to such Closing Date).
     (b) Filing of Prospectus. The Final Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. Prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Selling Stockholder, the Company or the Underwriters, shall be contemplated by the Commission.
     (c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole which, in the judgment of the Underwriters, is material and adverse and makes it impractical or inadvisable to market the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g) (as in effect on July 20, 2010), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls the effect of which is such as to make it, in the judgment of the Underwriters, impractical to market or to enforce contracts for the sale of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any suspension or material limitation of trading in securities generally on the New York Stock Exchange or NASDAQ, or any setting of minimum or maximum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by any U.S. federal or New York authorities; (vii) any major disruption of settlements of securities, payment or clearance services in the United States or any other country where such securities are listed or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency is such as to make it impractical or inadvisable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities.
     (d) Opinion of Counsel for the Company. The Underwriters shall have received an opinion, dated such Closing Date, of Wilson Sonsini Goodrich & Rosati professional corporation, counsel for the Company, substantially in the form of Schedule D hereto.
     (e) Opinion of Counsel for Selling Stockholder. The Underwriters shall have received opinions, dated such Closing Date, of Dechert LLP, United States counsel, and Harney Westwood & Riegels, British Virgin Islands counsel, to the Selling Stockholder, substantially in the forms of Schedules E-1 and E-2 hereto, respectively.
     (f) Opinion of Counsel for Underwriters. The Underwriters shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, such opinion or opinions and letter, dated such Closing Date, with respect to such matters as the Underwriters may require, and the Selling Stockholder and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
     (g) Officers’ Certificate. The Underwriters shall have received a certificate, dated such Closing Date, of an executive officer of the Company and a principal financial or accounting officer of the Company in which such officers shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge and after reasonable investigation, are contemplated by the Commission; and, subsequent to the date of the most recent financial statements in the General Disclosure

Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole except as set forth in the General Disclosure Package or as described in such certificate.
     (h) Chief Financial Officer’s Certificate. The Underwriters shall have received on the date hereof and on and as of each Closing Date a certificate of the chief financial officer of the Company, substantially in the form of Schedule F hereto.
     (i) Lock-Up Agreement. On or prior to the date hereof, the Underwriters shall have received a lockup letter from the Selling Stockholder in the form delivered to the Underwriters.
     (j) To avoid a 28% backup withholding tax the Selling Stockholder will deliver to the Underwriters a properly completed and executed United States Treasury Department Form W-8IMY (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).
     The Selling Stockholder and the Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request. The Underwriters may in their sole discretion waive compliance with any conditions to their obligations hereunder, whether in respect of the Optional Closing Date or otherwise.
     8. Indemnification and Contribution. (a) Indemnification of Underwriters. The Company will indemnify and hold harmless the Underwriters, their partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls any of the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Party”), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder or the Underwriters specifically for use therein, it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the information described as such in subsection (b) below and the only such information furnished by the Underwriters consists of the information described as such in subsection (c) below.
     (b) Indemnification of Underwriters and Company by Selling Stockholder. The Selling Stockholder will indemnify and hold harmless each Indemnified Party and the Company, each of its directors and each of its officers who signs the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (a “Company Indemnified Party”) against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party or Company Indemnified Party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, any Statutory Prospectus as of any time, the Final Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party and Company Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party or Company Indemnified Party in connection with investigating or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Indemnified Party or Company Indemnified Party is a party thereto), whether threatened or commenced, and in connection with the enforcement of this provision with respect to the above as such expenses are incurred; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for use therein, it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the following information in the Registration Statement, the General Disclosure Package and the Final Prospectus: the Selling Stockholder information appearing under the caption “Selling Stockholder.”
     (c) Indemnification of Company and Selling Stockholder. The Underwriters will indemnify and hold harmless the Company, each of its directors and each of its officers who signs a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the Selling Stockholder (each, an “Underwriter Indemnified Party”) against any losses, claims, damages or liabilities to which such Underwriter Indemnified Party may become subject, under the Act, the Exchange Act, or other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement at any time, any Statutory Prospectus at any time, the Final Prospectus or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or the alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Underwriter Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such Underwriter Indemnified Party is a party thereto), whether threatened or commenced, based upon any such untrue statement or omission, or any such alleged untrue statement or omission as such expenses are incurred, it being understood and agreed that the only such information furnished by the Underwriters consists of the following information in the Final Prospectus furnished on behalf of the Underwriters: the concession figure appearing in the fourth paragraph under the caption “Underwriting” and the information contained in the tenth and eleventh paragraphs under the caption “Underwriting,” relating to passive market making and stabilization activities.
     (d) Actions Against Parties; Notification. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.
     (e) Contribution. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c)

above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(e). Nothing in this paragraph shall affect any previous fee sharing or reimbursement agreement between the Company and the Selling Stockholder relating to fees and expenses arising from the transactions contemplated by this Agreement.
     9. Default of Underwriters. If any Underwriter defaults in its obligations to purchase Offered Securities hereunder on either the First or Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the non-defaulting Underwriter may make arrangements satisfactory to the Selling Stockholder for the purchase of such Offered Securities by other persons but if no such arrangements are made by such Closing Date, the non-defaulting Underwriter shall be obligated to purchase the Offered Securities that such defaulting Underwriter agreed but failed to purchase on such Closing Date. If any Underwriter so defaults and the aggregate number of shares of Offered Securities with respect to which such default occurs exceeds 10% of the total number of shares of Offered Securities that the Underwriter is obligated to purchase on such Closing Date and arrangements satisfactory to the non-defaulting Underwriter and the Selling Stockholder for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Underwriter, the Company or the Selling Stockholder, except as provided in Section 8 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.
     10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholder, of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 hereof, the Selling Stockholder will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities, and the respective obligations of the Company, the Selling Stockholder and the Underwriters pursuant to Section 8 hereof shall remain in effect. In addition, if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect.
     11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed or delivered and confirmed to the Underwriters at Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: LCD-IBD, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Attention: Stacy Kanter, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 56 Top Gallant Road, Stamford, CT 06902, Attention: Lew Schwartz, with a copy to Wilson, Sonsini, Goodrich & Rosati, 1700 K Street, NW, Washington, DC 20006, Attention: Robert Sanchez; or, if sent to the Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to Allison Bennington at 425 Pacific Avenue, 4th Floor, San Francisco, California, 94133, with a copy to Dechert LLP, Cira Centre, 2929 Arch Street, Philadelphia, PA, 19104, Attention: Christopher G. Karras; provided, however, that any notice to any Underwriter pursuant to Section 8 will be mailed or delivered and confirmed to such Underwriter.
     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

     13. Counterparts. This Agreement may be executed by facsimile or other electronic signatures in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.
     14. Absence of Fiduciary Relationship. The Company and the Selling Stockholder acknowledge and agree that:
     (a) No Other Relationship. The Underwriters have been retained solely to act as underwriters in connection with the sale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company or the Selling Stockholder, on the one hand, and the Underwriters, on the other, has been created in respect of any of the transactions contemplated by this Agreement or the Final Prospectus, irrespective of whether the Underwriters have advised or is advising the Company or the Selling Stockholder on other matters;
     (b) Arms’ Length Negotiations. The price of the Offered Securities set forth in this Agreement was established by the Selling Stockholder following discussions and arms-length negotiations with the Underwriters. The Company and the Selling Stockholder are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;
     (c) Absence of Obligation to Disclose. The Company and the Selling Stockholder have been advised that the Underwriters and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company or the Selling Stockholder and that the Underwriters have no obligation to disclose such interests and transactions to the Company or the Selling Stockholder by virtue of any fiduciary, advisory or agency relationship; and
     (d) Waiver. The Company and the Selling Stockholder waive, to the fullest extent permitted by law, any claims they may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Underwriters shall have no liability (whether direct or indirect) to the Company or the Selling Stockholder in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.
     15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
     (a) The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The

Company irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in the City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum; and
     (b) The Selling Stockholder hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Selling Stockholder irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in the City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum. The Selling Stockholder irrevocably and unconditionally appoints VA Partners I, LLC, with offices at 435 Pacific Avenue, Fourth Floor, San Francisco, CA 94133, as its agent of service in the United States in any suit described in this preceding paragraph. The Selling Stockholder agrees that service of process in any such suit may be made upon it at the office of its agent. The Selling Stockholder waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Selling Stockholder represents and warrants that its agent has agreed to act as agent for service of process, and each agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.
     If the foregoing is in accordance with the Underwriters’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholder, the Company and the several Underwriters in accordance with its terms.

Very truly yours,

ValueAct Capital Master Fund, L.P.

By: VA Partners I, LLC, its General
Partner

By	/s/ G. Mason Morfit

Vice President

Gartner, Inc.
	By	/s/ Christopher J. Lafond

Executive Vice President and Chief Financial Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written. Credit Suisse Securities (USA) LLC
By:	/s/ James Disney
	Name:	James Disney
	Title:	Director

Goldman, Sachs & Co.
By:	/s/ Goldman, Sachs & Co.
Name:
Title:

SCHEDULE A

Number of
Firm Securities
Underwriter	to be Purchased
Credit Suisse Securities (USA) LLC	4,800,000
Goldman, Sachs & Co.	3,200,000

Total	8,000,000

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SCHEDULE B
1.	General Use IssuerFree Writing Prospectuses (included in the General Disclosure Package)

“General Use Issuer Free Writing Prospectus” includes each of the following documents:

1. None.

2.	Other Information Included in the General Disclosure Package

The following information is also included in the General Disclosure Package:

1. The initial price to the public of the Offered Securities: $35.50 per share

31

SCHEDULE C
[Form of Comfort Letter]

32

SCHEDULE D
[Form of Opinion of Company’s Counsel]

33

SCHEDULE E-1
[Form of Opinion of Selling Stockholder’s United States Counsel]

34

SCHEDULE E-2
[Form of Opinion of Selling Stockholder’s BVI Counsel]

35

SCHEDULE F
[Form of Chief Financial Officer’s Certificate]

36